UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026 (May 5, 2026)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange
3.433% Fixed-to-Floating Rate Notes due May 20, 2032	AXP32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    The Annual Meeting of Shareholders of American Express Company (the “Company”) was held on May 5, 2026. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-5, the percentages for and against each matter reflect all of the votes cast.

(b)
1.    Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Michael J. Angelakis	544,746,241	7,126,139	3,912,398	53,657,439
Thomas J. Baltimore	448,760,573	103,113,243	3,910,962	53,657,439
John J. Brennan	547,318,545	4,548,183	3,918,050	53,657,439
Theodore J. Leonsis	532,432,786	18,479,040	4,872,952	53,657,439
Deborah P. Majoras	546,866,922	4,777,672	4,140,184	53,657,439
Karen L. Parkhill	551,277,078	628,637	3,879,063	53,657,439
Charles E. Phillips	543,910,754	7,962,425	3,911,599	53,657,439
Lynn A. Pike	542,259,977	9,653,676	3,871,125	53,657,439
Randal K. Quarles	550,398,394	1,460,305	3,926,079	53,657,439
Stephen J. Squeri	529,962,600	20,078,626	5,743,552	53,657,439
Noel Wallace	543,030,017	8,843,920	3,910,841	53,657,439
Lisa W. Wardell	551,202,935	683,074	3,898,769	53,657,439
Christopher D. Young	534,005,221	17,722,597	4,056,960	53,657,439

All 13 of the Company's nominees for director received over a majority of votes cast.
2.    Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
575,150,553	94.96%	30,468,187	5.03%	3,823,477	—
3.    Votes regarding an advisory resolution approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
514,533,900	93.32%	36,826,160	6.67%	4,424,718	53,657,439
4.    Votes on a shareholder proposal requesting a report on coverage of transgender healthcare treatments for minors were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,337,250	0.42%	545,381,232	99.57%	8,066,296	53,657,439
5.    Votes on a shareholder proposal regarding political bias risk oversight were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,726,442	0.86%	543,455,686	99.13%	7,602,650	53,657,439

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary

Date: May 7, 2026